SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report March 17, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                   48126
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------
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                                   -2-

Item 5.  Other Events.
---------------------
     Our news release dated March 17, 2000 concerning our memorandum of understanding to buy Land Rover from the BMW Group, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

     In 1999, revenue and unit sales volume for Land Rover were approximately $5 billion and 177,000, respectively. The memorandum of understanding specifies a purchase price of 3 billion euros for the Land Rover business, of which 2 billion would be paid at closing (expected in mid-2000) and the balance would be paid in 2005. We expect the transaction to be accretive to our earnings in 2 to 3 years.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation              Description                     Method of Filing
-----------              -----------                     ----------------

Exhibit 20               News Release
                         dated March 17, 2000            Filed with this Report


                                    SIGNATURE
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               -----------------------------
                                               (Registrant)


Date:  March 17, 2000                          By: /s/ Peter Sherry, Jr.
                                                   -------------------------
                                                   Peter Sherry, Jr.
                                                   Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                   DESCRIPTION
-----------                   -----------

Exhibit 20                    News Release dated
                              March 17, 2000